SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 26, 2003

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                          95-4479735
         ----------                                     --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 2



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




Item 7. Financial Statements and Exhibits

(a)  Financial Statements

     Not Applicable

(b)  Pro Forma Financial Information

     Not Applicable

(c)  Exhibits

     99.1 Press Release Dated June 27, 2003, "The Sports Club Company, Inc. announces the filing of restated financials and first quarter 2003 operating results."

Item 9. Regulation FD Disclosure

     On June 27, 2003, The Sports Club Company, Inc. announced the filing of restated financials and first quarter 2003 operating results. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to
Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 27, 2003              THE SPORTS CLUB COMPANY, INC.


                                        By:      /s/ Timothy O'Brien
                                      -----------------------------------------
                                                 Timothy O'Brien,
                                                 Chief Financial Officer



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



                                                                   EXHIBIT 99.1


                                  NEWS RELEASE


For Immediate Release                             CONTACT: Tim O'Brien
                                                  Chief Financial Officer
                                                  The Sports Club Company, Inc.
                                                  (310) 479-5200


                     THE SPORTS CLUB COMPANY, INC. ANNOUNCES
            THE FILING OF RESTATED FINANCIALS AND FIRST QUARTER 2003
                                OPERATING RESULTS

LOS ANGELES, CA (June 27, 2003) - The Sports Club Company, Inc. (AMEX: SCY) today announced that the Company has completed the previously announced restatement of its financial statements and has filed an amended 2002 Annual Report on Form 10-K/A with the Securities and Exchange Commission. The Company also filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

During the course of their review of the Company's first quarter results, the Company's independent accountants informed the Company's Audit Committee that it had not been accounting for private training revenues in accordance with generally accepted accounting principles. The Company agreed to restate its financial statements. The restatement also includes certain other corrections which the Company does not believe are material. The restatement does not result in any change in cash flows for the periods restated nor does it result in any material change in the Company's total revenues over time; rather, the changes affect the periods in which such revenues are recognized.

Revenues for the quarter ended March 31, 2003 increased 8.1% to $32,403,000, compared to $29,968,000 for the first quarter of 2002, an increase of $2,435,000. EBITDA (1) for the first quarter of 2003 increased 77.6% to $2,676,000, compared to $1,507,000 for the first quarter of 2002, an increase of $1,169,000. The net loss attributable to common shareholders for the first quarter of 2003 was $4,243,000 or $0.23 per basic and diluted share, compared to a 2002 first quarter net loss attributable to common shareholders of $4,312,000 or $0.24 per basic and diluted share. The weighted average number of basic and diluted shares outstanding for the first quarter of 2003 was 18,160,000 shares compared to 18,027,000 shares in the first quarter of 2002.

"The membership growth at our five new Clubs during the past year along with the stability of our three mature Clubs allowed us to report significant revenue growth and almost double our first quarter EBITDA from last year," stated Rex A. Licklider, Co-Chief Executive Officer. We continue to believe our 2003 operations will show significant improvement over 2002," concluded Mr. Licklider.

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

The Sports Club Company will host a conference call on Tuesday, July 8, 2003 at 8:30 A.M. (PDT). As part of this conference call, management will discuss operating results for the quarter ended March 31, 2003, the status of the Company's new developments and other corporate matters. Parties should dial
(800) 218-0530 to participate. There will also be a replay available starting Tuesday, July 8, 2003, after 10:30 A.M. (PDT), which can be accessed until Tuesday, July 15, 2003. The number for the replay is (800) 405-2236 with the pass code 544-044#.

All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based changes.

The Sports Club Company, based in Los Angeles, California owns and operates luxury sports and fitness complexes nationwide under the brand name "The Sports Club/LA."
-----------------

(1) EBITDA is calculated by adding income tax provision (benefit), net interest expense, depreciation and amortization and pre-opening expenses to net loss. We have included EBITDA data because management believes that this measure is useful to an investor to evaluate our ability to service debt and to assess our earnings ability. However, these items should not be considered in isolation or as substitutes for net income, cash flows from (used in) operating activities or other statement of operations or cash flows data prepared in accordance with generally accepted accounting principles. These measures are not necessarily comparable to similarly titled measures employed by other companies. A reconciliation of net cash used in operating activities to net loss and EBITDA is provided in the table accompanying this press release.

                                -Table to Follow-


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



                          THE SPORTS CLUB COMPANY, INC.
             RECONCILIATION OF NET CASH USED IN OPERATING ACTIVITIES
                             TO NET LOSS AND EBITDA
                             (Amounts in thousands)
                                   (Unaudited)


                                                                             Three months ended
                                                                                 March 31,
                                                                                 ---------
                                                                         2003                    2002
                                                                         ----                    ----
Net loss                                                         $        (3,895)       $        (4,276)
    Net interest expense                                                   3,280                  3,384
    Income tax provision (benefit)                                           192                   (836)
    Depreciation and amortization                                          2,960                  3,105
    Pre-opening expenses                                                     139                    130
                                                                 ---------------        ---------------
EBITDA                                                           $         2,676        $         1,507
    Interest payment                                                      (5,780)                (5,861)
    Changes in working capital items and other                            (1,179)                 2,051
                                                                 ----------------       ---------------
Net cash used in operating activities                            $        (4,283)       $        (2,303)
                                                                 ================       ================



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